WBI BullBear Global Income ETF

Schedule of Investments

September 30, 2021 (Unaudited)

Shares	Security Description	Value
	EXCHANGE TRADED FUNDS - 99.0%
62,287	iShares 0-5 Year High Yield Corporate Bond ETF	$2,846,516
263,547	iShares Broad USD High Yield Corporate Bond ETF +	10,937,200
20,629	iShares TIPS Bond ETF	2,634,117
203,753	iShares U.S. Preferred Stock ETF +	7,907,654
48,473	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	2,659,229
109,395	SPDR Bloomberg Barclays Short-Term High Yield Bond ETF	2,996,329
687,752	VanEck Vectors Fallen Angel High Yield Bond ETF	22,730,204

	TOTAL EXCHANGE TRADED FUNDS (Cost $51,661,461)	52,711,249

Shares/Amount	Security Description	Value
	SHORT TERM INVESTMENTS - 1.1%
606,286	U.S. Bank Money Market Deposit Account, 0.00% (c)	606,286

	TOTAL SHORT TERM INVESTMENTS (Cost $606,286)	606,286

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 33.8%
18,010,531	Mount Vernon Liquid Assets Portfolio, LLC, 0.09% (a)(b)	18,010,531

	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $18,010,531)	18,010,531

	TOTAL INVESTMENTS - 133.9% (Cost $70,278,278)	71,328,066
	Liabilities in Excess of Other Assets - (33.9)%	(18,068,240)

	NET ASSETS - 100.0%	$53,259,826

+	All or portion of this security is on loan as of September 30, 2021. Total value of securities on loan is $17,585,843.
(a)	The rate quoted is the annualized seven-day yield as of September 30, 2021.
(b)	Privately offered liquidity fund.
(c)	Rounded to 0.00.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these schedules of investments.